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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) August 30, 2001



                      INCARA PHARMACEUTICALS CORPORATION
                      ----------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                       0-27410               56-1924222
                       ----------------      ----------
             (Commission File Number)      (IRS Employer ID Number)

                                P.O. Box 14287
                           79 T. W. Alexander Drive
                       4401 Research Commons, Suite 200
         Research Triangle Park, North Carolina                 27709
         ------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code  (919) 558-8688
                                                          ---------------
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Item 5.  Other Events

        On August 30, 2001, Incara Pharmaceuticals Corporation ("Incara") terminated its continuous public offering of common stock and warrants to purchase common stock after receiving approximately $6,978,000 and $6,487,000 of gross and net proceeds, respectively. The offering began on July 10, 2001. In the offering, Incara sold an aggregate of 4,323,044 shares of its common stock and warrants to purchase an aggregate of 1,037,531 shares of its common stock with an exercise price at a premium of 25% over the stock purchase price. Incara also issued a warrant to purchase 48,902 shares of its common stock, with an exercise price of $2.025, to Petkevich & Partners, LLC, the placement agent that assisted Incara in the stock sale.

Item 7.   Financial Statements and Exhibits

     (a)  Unaudited pro forma balance sheets as of June 30, 2001

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                      INCARA PHARMACEUTICALS CORPORATION

                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 June 30, 2001
                 (Dollars in thousands, except per share data)
                                  (Unaudited)

                                                                                Consolidated      Pro Forma       Pro Forma
                                                                                   Actual        Adjustments     As Adjusted
                                                                              ---------------   -------------   -------------
                                   ASSETS
Current assets:
      Cash and cash equivalents                                                $       1,948     $     6,515     $     8,463
      Accounts receivable from Incara Development                                        877               -             877
      Other accounts receivable                                                           20               -              20
      Prepaids and other current assets                                                  566             (63)            503
                                                                              ---------------   -------------   -------------
          Total current assets                                                         3,411           6,452           9,863

Property and equipment, net                                                              807               -             807
Other assets                                                                             356               -             356
                                                                              ---------------   -------------   -------------
                                                                               $       4,574     $     6,452     $    11,026
                                                                              ===============   =============   =============

                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                                         $       1,175     $         -     $     1,175
      Accrued expenses                                                                   397               -             397
      Accumulated losses of Incara Development in excess of
        investment                                                                       724               -             724
      Current portion of capital lease obligations                                        24               -              24
                                                                              ---------------   -------------   -------------
          Total current liabilities                                                    2,320               -           2,320

Long-term portion of capital lease obligations                                            24               -              24

Stockholders' equity:
      Preferred stock, $.01 par value per share, 3,000,000 shares authorized
        Series C convertible exchangeable preferred stock, 20,000 shares authorized; 12,015 shares issued and outstanding (liquidation
          value of $18,031)                                                                1               -               1
        Series B convertible preferred stock, 600,000 shares authorized;
          28,457 shares issued and outstanding                                             1               -               1
      Common stock, $.001 par value per share, 40,000,000 shares authorized; 8,382,195 and 12,705,239 shares issued and
        outstanding on an actual and pro forma basis, respectively                         8               5              13
      Additional paid-in capital                                                      99,341           6,447         105,788
      Restricted stock                                                                  (141)              -            (141)
      Accumulated deficit                                                            (96,980)              -         (96,980)
                                                                              ---------------   -------------   -------------
          Total stockholders' equity                                                   2,230           6,452           8,682
                                                                              ---------------   -------------   -------------
                                                                               $       4,574     $     6,452     $    11,026
                                                                              ===============   =============   =============

      The pro forma adjustments to the balance sheet reflect the net proceeds of approximately $6,452,000 (net of approximately $526,000 of issuance costs) from the sale of common stock and warrants to purchase common stock by Incara in August 2001 as if the proceeds from the sale of common stock and warrants had been received as of June 30, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INCARA PHARMACEUTICALS CORPORATION

Date:  August 30, 2001
                                    /s/ RICHARD W. REICHOW
                                    --------------------------------------------
                                    Richard W. Reichow, Executive Vice President
                                    and Chief Financial Officer

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